Exhibit 99.2
February 16, 2009

Forward Looking Statements Safe Harbor All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, and projections about future business developments and opportunities and financial guidance, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company's SEC filings, including but not limited to Form 10-K for fiscal year 2007 and subsequent filings on Form 8-K and 10-Q. Any forward-looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements. 2

Who is PowerSecure?

- **Strategic Growth Markets**
  - Interactive Distributed Generation®
  - Utility Infrastructure
  - Energy Conservation & Efficiency
  - Energy Services
- **Market Leader in Distributed Generation**
  - Customer Value Proposition: Standby Power with Strong ROI
  - Interactive Distributed Generation®
    - Generation Equipment Located at End-Customers' Site
    - "Smart Grid" Monitoring 24x7
- **Track Record of Profitable Growth**
  - Revenue $146 Million (last 12 months ended Sept)
  - EBITDA[(1)] $21 Million (last 12 months ended Sept)
  - E.P.S.[(2)] $1.05 (last 12 months ended Sept)
- **Strong Market Position with Sustainable Competitive Advantages**

3

(1) See Non-GAAP Financial Measure Reconciliation in Appendix
(2) Diluted E.P.S. from continuing operations

PowerSecure

4 Indexed Dollars Source: Energy Information Administration “Annual Energy Review,” June 2008 Electricity Spend as % of 2000 Levels Billions of Dollars End-User Electricity Spend The Electric-Power Industry Has Experienced Substantial Growth 2000 2007 $0 $50 $100 $150 $200 $250 $300 $350 $400 2000 2001 2002 2003 2004 2005 2006 2007 100% 105% 110% 115% 120% 125% 130% 135% 140% 145% 150%

Utilities' Internal Resources Focused on Large Capital Investment Projects Look to Capture Economies of Scale Supply Constraints on Engineering & Construction Expertise Lead Time of 5-10 Years or More to Construct a New Plant Fluid Regulatory Situation Over Last Several Decades Has Added Uncertainty & Lag to Infrastructure Investment Increasing Environmental Constraints "Not-in-My-Backyard" Sentiment PowerSecure Partners with Utilities and their Customers to Help Solve these Issues Interactive Distributed Generation(r) and Utility Infrastructure Capabilities Provide Utilities and their Customers with Practical, Reliable Power Solutions Energy Conservation and Efficiency Capabilities Provide Utilities and their Customers with Efficiency Technologies 5 Utilities Need Partners to Help with Aging Infrastructure, Inefficiencies, and Strained Grids

6 Prevent Business Interruptions Prevent Spoilage or Process Waste Capture Peak Shaving Efficiencies Reduce Power Distribution Costs Reduce Infrastructure Spending Electric Utilities Industrial Customers Commercial Customers IDG(r): A Strong Value Proposition

7 Cumulative kW of New Generation Capacity Needed to Meet US Demand Over Time Millions of kW America's Need for Additional Generation Capacity Creates Billions of Dollars in Opportunity Capacity Gap $36 Billion In Spend* 0 10 20 30 40 50 60 70 2008 2009 2010 2011 2012 2013 2014 2015 * $36 Billion comes from multiplying the EIA Capacity Gap figure of 24.1 million by $1500 per kW, which is PowerSecure's estimate of the blended-average cost to install generation over this time horizon Planned Capacity Additions Source: Energy Information Administration “Annual Energy Outlook,” June 2008

Determinants of "Peak Pricing" Geography Weather Time of Day Utility Capacity Utility Fuel Inputs Utility Customer Mix 8 Spot Electricity Pricing Wholesale Price per kWh % of Time Price Level Exists $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Source: SP 15 California Price for Day Ahead Power, January 2001 through March 2008 as reported by www.EconStats.com Electricity Prices Increase Exponentially During Periods of Peak Demand

9 6,000 6,500 7,000 7,500 8,000 8,500 9,000 9,500 10,000 10,500 5:00 5:22 5:44 6:06 6:28 6:50 7:12 7:34 7:56 8:18 8:40 9:02 9:24 9:46 10:08 10:30 10:52 11:14 11:36 11:58 12:20 12:42 13:04 13:26 13:48 14:10 14:32 14:54 15:16 15:38 16:00 16:22 16:44 Source: PowerSecure Operating Data Customer Runs IDG(r) System Utility Load (kW ) Time of Day Electricity Demand for a Typical Winter Day Interactive Distributed Generation(r) (IDG(r)) Creates Savings By Moving Customers to On-Site Generators During Peak Demand

10 "Smart Grid" Capabilities and Market-Leading Technology Proactive Forecasting of Grid Load from Monitoring Center Peak Shaving/Demand Response Electronically Initiated and Controlled Across IDG(r) Platform Customized Seamless "Paralleling" Switchgear Track Record of Execution, Dependability, & Expertise Expert Knowledge of Utilities' Tariff Systems Expert Knowledge of Utilities' Interconnect Requirements One-Stop, Comprehensive Solutions for Our Customers Generator Installation Switchgear installation 24x7 Monitoring PowerSecure's Competitive Advantages Make Us Uniquely Positioned to Seize This Opportunity

We Provide a Flexible Go-to-Market Model to Meet Customers' Economic Needs

Project-Based Model

Customer Owns Generation



PowerSecure Revenue
Cost of Sales
Gross Margin
PowerSecure Monitoring Revenue
Year 0
Year 1
Year 2
Year 3
Year 4
... Year N

Recurring Revenue Model

PowerSecure Owns Generation



PowerSecure Capital
PowerSecure Recurring Revenue
Cost of Sales
Operating Margin
Capital
Year 1
Year 2
Year 3
Year 4
... Year N

11

12 Interactive Distributed Generation(r) Efficient Lights Energy Lite Utility Services Power Services Utility Engineering Southern Flow Water Secure Core Competencies & Relationships Energy Conservation & Efficiency Energy Services Project Based IDG(r) Recurring Revenue IDG(r) NexGear We Have a Portfolio of Complementary Businesses... Utility Infrastructure

13 Revenue From Customers Other Than Publix Super Markets Millions of Dollars $0 $5 $10 $15 $20 $25 $30 $10.9 $15.2 $13.2 $19.8 $19.7 $22.7 $24.6 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 And We Are Diversifying Our Customer Base... Source: PowerSecure Financial Data

Note: 2007 EPS excludes a $14.1 Million 2Q07 Restructuring Charge . See Non-GAAP Financial Measure Reconciliation in Appendix. “Last 12 Months” means the last 12 months as of Sept, 2008. 14 PowerSecure Revenue PowerSecure E.P.S. From Continuing Operations Millions of Dollars Earnings per Share 3 Year CAGR = +52% 3 Year CAGR = +122% “As Reported” (0.06) While Demonstrating Profitable Growth Last 12 Months: $146 Million Last 12 Months: $1.05 $0 $20 $40 $60 $80 $100 $120 $140 $31 $44 $116 $111 2004 2005 2006 2007 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $0.07 $0.24 $0.71 $0.77 2004 2005 2006 2007

3Q08 YTD = Record Results 15 Variance vs. Prior Year Variance vs. Prior Year Variance vs. Prior Year Variance vs. Prior Year Variance vs. Prior Year As Reported As Reported Adjusted Adjusted (Except E.P.S., $ in 000) Actual $ % $ % Revenue 109,084 34,847 47% 34,847 47% Gross Profit 34,731 13,607 64% 13,607 64% % Revenue 31.8% 3.4pp 3.4pp Operating Expenses 27,996 5,246 16% (8,894) -47% Operating Income 6,735 18,852 N/M 4,713 233% % Revenue 6.2% N/M 3.4pp Income Before Taxes (Cont Ops) 10,492 19,173 N/M 5,034 92% Net Income (Cont Ops) 9,808 19,127 N/M 4,988 103% Diluted E.P.S. (Cont Ops) 0.57 1.15 N/M 0.29 104% Notes: 1. Positive quantities signify a favorable change while negative quantities signify an unfavorable change 2. Net Income and EPS data is for continuing operations 3. Adjusted variances represent the 3Q08 YTD variance versus the prior year period excluding the $14.1 million charge incurred in the prior year period

16 A Strong Balance Sheet Positions Us Well for the Future Cash Debt Untapped Revolving Credit Facility EBITDA(1) (Trailing 12 Months) $26 million (Feb, 2009) $6 million of capital leases (Feb, 2009) $50 million (Feb, 2009) $21 million (Sept, 2008) See Non-GAAP Financial Measure Reconciliation in Appendix

NSADAQ: POWR (919) 556 3056 www.PowerSecure.com 17 Questions?

Appendix (Non-GAAP Measures) 18

Non-GAAP Reconciliation: Income and E.P.S. 19 Operating Income, Income from Continuing Operations (and E.P.S.), Net Income (and E.P.S.) Operating Income Nine Months ended Sept 30, 2008 Sept 30, 2007 Operating Operating ($000’s except per share data) Income Income As Reported GAAP Measure 6,735 (12,117) Add Back: 2Q07 Restructuring Charge (1) 14,139 “Adjusted” non-GAAP Measure 6,735 2,022 3Q08 YTD vs. 3Q07 YTD -- “As Reported” 18,852 % Variance N/M 3Q08 YTD vs. 3Q07 YTD -- “Adjusted” 4,713 % Variance 233% Income from Continuing Operations Nine Months ended Sept 30, 2008 Sept 30, 2007 Income from Cont Ops Income from Cont Ops ($000's except per share data) Cont Ops Diluted E.P.S. Cont Ops Diluted E.P.S. As Reported GAAP Measure 9,808 0.57 (9,319) (0.58) Add Back: 2Q07 Restructuring Charge (1) 14,139 0.89 “Adjusted” non-GAAP Measure 9,808 0.57 4,820 0.28 3Q08 YTD vs. 3Q07 YTD -- “As Reported” 19,127 1.15 % Variance 205% 198% 3Q08 YTD vs. 3Q07 YTD -- “Adjusted” 4,988 0.29 % Variance 103% 104% Weighted Average Diluted Shares - GAAP (2) 17,116 15,975 Weighted Average Diluted Shares - Adjusted (2) 17,012 PowerSecure International, Inc. Non-GAAP Financial Measure Reconciliations

Non-GAAP Reconciliation: Income and E.P.S. (Cont'd) 20 Net Income Nine Months ended Sept 30, 2008 Sept 30, 2007 Net Diluted Net Diluted ($000's except per share data) Income E.P.S. Income E.P.S. As Reported GAAP Measure 9,729 0.57 (8,967) (0.56) Add Back: 2Q07 Restructuring Charge (1) 14,139 0.89 “Adjusted” non-GAAP Measure 9,729 0.57 5,172 0.30 3Q08 YTD vs. 3Q07 YTD -- “As Reported” 18,696 1.13 % Variance 208% 202% 3Q08 YTD vs. 3Q07 YTD -- “Adjusted” 4,557 0.27 % Variance 88% 90% Weighted Average Diluted Shares - GAAP (2) 17,116 15,975 Weighted Average Diluted Shares - Adjusted (2) 17,012 (1) Net Income and E.P.S. for adjustment items calculated with zero tax impact given the Company's net operating loss carryforwards. (2) Weighted Average Diluted Shares utilizes the Basic Share figure in the “As Reported” calculation due to the Company’s net loss position for 3Q07 YTD. The non-GAAP measure utilizes the Diluted Share figure due to the resulting positive net income after the adjustment. Note: Totals may not add due to rounding.

Non-GAAP Reconciliation: EBITDA 21 EBITDA ($ 000's) 3Q08 Trailing 12 Months Net Income (Loss) -- As Reported 17,088 Depreciation & Amortization 1,944 Income Taxes Net of Tax Credits (1,788) Interest Income (795) Interest Expense 183 Less Equity Income net of Equity Distributions 130 Loss on Discontinued Operations, Disposal of PP&E, Stock Comp Expense 4,132 EBITDA 20,894

References by the Company to "Adjusted E.P.S.", and the other "Adjusted" non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. in this presentation constitute non-GAAP financial measures. They refer to the Company's GAAP income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S., excluding the following items $14.1 million restructuring costs incurred in the Company's second quarter of fiscal 2007. The Company believes providing non-GAAP measures which adjust for this item, which are not indicative of the results of the Company's operations, are useful tools permitting management and the board of directors to measure, monitor and evaluate the Company's operating performance and to make operating decisions. Non-GAAP Adjusted E.P.S. and the other "Adjusted" non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. shown above are also used by management to assist it in planning and forecasting future operations and making future operating decisions. The Company also believes these non-GAAP measures provide meaningful information to investors in terms of enhancing their understanding of the Company's core operating performance and results and allowing investors to more easily compare the Company's financial performance on an operating basis in different fiscal periods, and also correspond more closely to investors and analyst's estimates. However, these non-GAAP measures may not be directly comparable to similarly defined measures as reported by other companies. "Adjusted E.P.S.", and the other "Adjusted" non- GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. should be considered only as supplements to, and not as substitutes for or in isolation from, other measures of financial information prepared in accordance with GAAP, such as GAAP net income, GAAP net income per share, GAAP income from continuing operations, or GAAP income from continuing operations per share. References by the Company to trailing 12-month EBITDA is a non-GAAP financial measure computed as income before interest and finance charges, income taxes (net of tax credits), depreciation and amortization, equity income from minority interest (net of distributions), interest income, loss on discontinued operations, loss on disposal of PP&E, and stock compensation expense. Management believes that this EBITDA measure offers a useful tool to measure and monitor the Company's operating performance, and that this is enhanced by eliminating the 2Q07 restructuring charge which is not indicative of the results of the Company's core operations. Management believes that this measure provides meaningful information to investors by enhancing their understanding of the Company's core operating performance and results, and it is also utilized by the Company's lenders in their assessment of the Company's performance and covenant compliance. EBITDA is also used by management to assist in planning and forecasting future operations. However, EBITDA as defined by the Company may not be directly comparable to similarly defined measures as reported by other companies. This non-GAAP measures should only be considered as supplements to, and not as substitutes for or in isolation from, other measures of financial information 22 Non GAAP Measures